                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR
                         Certified Shareholder Report of
                 Registered Management Investment Companies

                                    811-6447

                      (Investment Company Act File Number)

                     Federated Fixed Income Securities, Inc.
       ---------------------------------------------------------------

             (Exact Name of Registrant as Specified in Charter)

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                   (Name and Address of Agent for Service)
              (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End: 11/30/2005

           Date of Reporting Period: Fiscal year ended 11/30/2005

Item 1.     Reports to Stockholders

Federated
World-Class Investment Manager

Federated Limited Term Municipal Fund

Established 1993

A Portfolio of Federated Fixed Income Securities, Inc.

12TH ANNUAL SHAREHOLDER REPORT

November 30, 2005

Class A Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2005 [1]	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$9.77	$9.90	$9.83	$9.74		$9.56
Income From Investment Operations:
Net investment income	0.24	0.21	0.21	0.26	[2]	0.34
Net realized and unrealized gain (loss) on investments and futures contracts	(0.14)	(0.13)	0.08	0.09	[2]	0.18
TOTAL FROM INVESTMENT OPERATIONS	0.10	0.08	0.29	0.35		0.52
Less Distributions:
Distributions from net investment income	(0.24)	(0.21)	(0.22)	(0.26)		(0.34)
Net Asset Value, End of Period	$9.63	$9.77	$9.90	$9.83		$9.74
Total Return [3]	1.07%	0.86%	2.92%	3.59%		5.53%

Ratios to Average Net Assets:
Net expenses	0.98%	0.98%	0.98%	0.98%		0.98%
Net investment income	2.50%	2.16%	2.16%	2.58	% [2]	3.42%
Expense waiver/reimbursement [4]	0.27%	0.15%	0.11%	0.16%		0.28%
Supplemental Data:
Net assets, end of period (000 omitted)	$87,040	$153,283	$235,512	$225,572		$148,914
Portfolio turnover	11%	24%	26%	39%		39%

1 Beginning with the year ended November 30, 2005, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

2 Effective December 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premiums on long-term debt securities. For the year ended November 30, 2002, this effect had no change on the net investment income per share, net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2005 [1]	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$9.77	$9.90	$9.83	$9.74		$9.56
Income From Investment Operations:
Net investment income	0.27	0.24	0.24	0.28	[2]	0.37
Net realized and unrealized gain (loss) on investments and futures contracts	(0.14)	(0.13)	0.07	0.09	[2]	0.18
TOTAL FROM INVESTMENT OPERATIONS	0.13	0.11	0.31	0.37		0.55
Less Distributions:
Distributions from net investment income	(0.27)	(0.24)	(0.24)	(0.28)		(0.37)
Net Asset Value, End of Period	$9.63	$9.77	$9.90	$9.83		$9.74
Total Return [3]	1.32%	1.11%	3.18%	3.85%		5.80%

Ratios to Average Net Assets:
Net expenses	0.74%	0.73%	0.73%	0.73%		0.73%
Net investment income	2.76%	2.41%	2.41%	2.85	% [2]	3.72%
Expense waiver/reimbursement [4]	0.42%	0.30%	0.26%	0.31%		0.43%
Supplemental Data:
Net assets, end of period (000 omitted)	$18,188	$24,385	$25,261	$17,416		$18,955
Portfolio turnover	11%	24%	26%	39%		39%

1 Beginning with the year ended November 30, 2005, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

2 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premiums on long-term debt securities. For the year ended November 30, 2002, this effect had no change on the net investment income per share, net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and /or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005 to November 30, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2005	Ending Account Value 11/30/2005	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,006.70	$4.93
Class F Shares	$1,000	$1,007.90	$3.72
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.16	$4.96
Class F Shares	$1,000	$1,021.36	$3.75

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).The annualized net expense ratios are as follows:

Class A Shares	0.98%
Class F Shares	0.74%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 1.07% for the Class A Shares and 1.32% for the Class F Shares. The total returns of the Lehman Brothers 1-Year Municipal Bond Index (LB1MB), the fund's benchmark index, and Lehman Brothers 3-Year Municipal Bond Index (LB3MB), another broad-based securities market index, were 1.38% and 0.91%, respectively, during the 12-month reporting period. 1 The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total returns of the LB1MB and LB3MB.

During the reporting period, the fund's investment strategy focused on: (a) managing the effective duration of its portfolio (which indicates the portfolio's price sensitivity to interest rates); (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) the credit quality and ratings of the portfolio securities. These were the most significant factors affecting the fund's performance relative to the LB1MB and LB3MB.

The following discussion will focus on the performance of the fund's Class A Shares. The 1.07% total return of the Class A Shares for the reporting period consisted of 2.50% of tax-exempt dividends and 1.43% depreciation in the net asset value of the shares. 2

1 The LB1MB and LB3MB are total return benchmark indexes designed for tax-exempt assets. The LB1MB is an index of municipal bonds issued after December 31, 1990 with a maturity range of 1-2 years, a minimum credit rating of at least Baa, and an outstanding par value of at least $5 million, which have been issued as part of a deal worth at least $50 million and which must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the LB1MB. The LB3MB is an index of municipal bonds issued after January 1, 1991 with a maturity range of 1-5 years, a minimum credit rating of at least Baa, and an outstanding par value of at least $5 million, which have been issued as part of a deal worth at least $50 million. As of January 1996, the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the LB3MB. The LB1MB and LB3MB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. Indexes are unmanaged and investments cannot be made directly in an index.

2 Income may be subject to the federal alternative minimum tax, as well as state and local taxes.

MARKET OVERVIEW

During the reporting period, short-term interest rates rose over the majority of the period as the Federal Reserve Board (the "Fed") increased the Federal Funds Target Rate eight times from 2.00% to 4.00%. The two-year Treasury note yield rose from 3.00% to 4.40% and the two-year, tax-exempt municipal bond yield rose from 2.15% to 3.25%. Because their yields moved upward less, short-term, tax-exempt municipal bonds outperformed Treasury notes on a tax-adjusted basis as their price fell less than the comparable Treasury notes, and the tax-exempt income provided higher tax-adjusted returns for those investors in the highest federal tax brackets. The tax-exempt municipal yield curve flattened significantly over the period with short-term interest rates rising much more than long-term interest rates (that is, while securities provided higher yields as maturities became longer, the amount of the increase in yields was less for longer maturities or the yield curve flattened). Because of this yield movement, longer-term, tax-exempt municipal bonds outperformed short-term, tax-exempt municipal bonds during the reporting period.

The relatively low interest rate environment resulted in investors pursuing lower rated credits because of the additional yield they offer. As a result, certain revenue bond sectors outperformed within the LB1MB and LB3MB, such as hospitals, industrial development and pollution control projects. High-yield municipal debt (or noninvestment grade bonds or unrated securities of comparable quality 3 ) provided strong total returns as investors were attracted to the significantly higher yields provided by these issues.

Credit spreads, or the yield difference between the "AAA" municipal bonds and bonds of lower credit quality ("A" or "BBB" rated) and similar maturity, decreased during the reporting period. This decrease in credit spreads was the result of improving economic activity, limited new issue supply, and demand for securities with higher yields.

3 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Non-investment grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

DURATION 4

Because the fund is a limited term, tax-exempt municipal bond fund, 5 the fund's typical dollar-weighted average duration generally has ranged from 1.5 to 2.5 years. The endpoints of this range reflected the approximate durations of the LB1MB (1.37 years) and LB3MB (2.65 years) at the end of the reporting period.

Duration management is a significant component of the fund's investment strategy. As determined at the end of the reporting period, the fund's duration averaged approximately 1.75 years, which was shorter than the duration of the LB3MB and slightly longer than the duration of the LB1MB. The shorter a fund's duration relative to an index, the less its net asset value will react as interest rates change. As a result, given the fund's duration during the period, as interest rates rose, the fund's total return was not as negatively impacted as the total return of the LB3MB, but was impacted more than the total return of the LB1MB. Over the 12-month reporting period, the fund continued to shorten its portfolio duration as interest rates rose. The shortening of the duration helped to mitigate the effect of rising short-term interest rates on the net asset value of the fund. These factors contributed to the fund underperforming against the LB1MB and outperforming the LB3MB during the period.

MATURITY

During the reporting period, the fund sought to take advantage of a positively sloped yield curve when available to add incremental tax-exempt income while attempting to mitigate interest rate risk (price movement) 6 .. A positively sloped yield curve provides higher incremental income or yield as maturities become longer.

With the Fed increasing short-term interest rates during the reporting period, short maturity (one to three years) bond yields rose more than yields on short-intermediate maturity (four to six years) bonds, but experienced less price impact due to their shorter duration.

To achieve the fund's duration targets, the fund concentrated on buying tax-exempt municipal bonds maturing inside of five years. With rising short-term interest rates, many of the purchases focused on tax-exempt municipal bonds with maturities of one to three years. This decision helped the fund's performance versus the LB3MB because the fund experienced less of the negative price impact of longer duration short-intermediate bonds.

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

5 The fund is included within the Lipper Short Municipal Debt Funds Average, which includes only municipal bond funds with weighted average maturities of three years or less. Lipper averages include all mutual funds designated by Lipper Inc. as falling into the respective category.

6 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

The fund also held positions in cash equivalents such as variable rate demand notes and auction rate notes, which experienced no price impact and are not included in the LB1MB and LB3MB, and significant positions in securities with maturities less than one year, which also are not included in the LB1MB and LB3MB. These securities provided positive incremental return relative to the LB1MB and LB3MB.

Finally, higher coupon tax-exempt municipal bonds (bonds with higher interest rate payments) also were emphasized over lower coupon tax-exempt municipal bonds (bonds with lower interest rate payments) to help provide protection against the negative effects of rising interest rates. These strategies generally benefited the fund's performance.

SECTOR ALLOCATION

During the reporting period, as compared to LB1MB and LB3MB, the fund allocated more of its portfolio to securities issued by hospitals, electric and gas utilities, and resource recovery projects. The fund allocated less of the portfolio to insured bonds and general obligation bonds issued by the state and local issuers than the indices. These allocations had a positive impact on the fund's performance due to the higher yields and income returns available in the overweighted sectors and greater price depreciation in the general obligation and insured sectors as interest rates rose.

CREDIT QUALITY

The overall quality of the fund was maintained at "A+" quality during the reporting period. The fund's overweight, relative to the LB1MB and LB3MB, in "A" and "BBB"-rated (or comparable quality) debt generally benefited the fund's performance as credit spreads became tighter to a greater extent for "A" and "BBB"-rated (or comparable quality) debt than for other investment grade rated ("AAA" or "AA" or comparable quality) debt.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Limited Term Municipal Fund (Class A Shares) (the "Fund") from November 30, 1995 to November 30, 2005 compared to the Lehman Brothers 1 Year Municipal Bond Index (LB1MB) 2 and the Lehman Brothers 3 Year Municipal Bond Index (LB3MB). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2005
1 Year	0.05%
5 Years	2.57%
10 Years	3.06%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1MB and the LB3MB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB1MB and the LB3MB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Limited Term Municipal Fund (Class F Shares) (the "Fund") from November 30, 1995 to November 30, 2005, compared to the Lehman Brothers 1 Year Municipal Bond Index (LB1MB), 2 and the Lehman Brothers 3 Year Municipal Bond Index (LB3MB). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2005
1 Year	0.33%
5 Years	3.04%
10 Years	3.42%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A contingent deferred sales charge of 1.00% would be applied to any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1MB and the LB3MB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB1MB and the LB3MB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At November 30, 2005, the Fund's credit-quality ratings composition 1 was as follows:

S&P Long-Term Ratings as Percentage of Total Net Assets		Moody's Long-Term Ratings as Percentage of Total Net Assets
AAA	15.3%	Aaa	14.3%
AA	17.1%	Aa	15.2%
A	29.1%	A	33.1%
BBB	21.9%	Baa	15.0%
BB	0.6%	Ba	0.0%
B	0.0%	B	0.1%
Not Rated by S&P	16.8%	Not Rated by Moody's	23.1%
Other Assets and Liabilities--Net [2]	(0.8)%	Other Assets and Liabilities--Net [2]	(0.8)%
TOTAL	100.0%	TOTAL	100.0%

1 These tables depict the long-term, credit-quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's (S&P) and Moody's Investors Service (Moody's), each of which is a nationally recognized statistical rating organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated "A-" have been included in the "A" rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the "Not rated by..." category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund's Statement of Additional Information.

Holdings that are rated only by a different NRSRO than the one identified have been included in the "Not rated by..." category. Of the portfolio's total investments, 3.2% do not have long-term ratings by either of these NRSROs.

2 See Statement of Assets and Liabilities.

Portfolio of Investments

November 30, 2005

Principal Amount			Value
		MUNICIPAL BONDS--98.1%
		Alabama--4.6%
$1,000,000		Alabama State Public School & College Authority, Revenue Bonds (Series 2002-A), 5.00%, 2/1/2008	$1,033,950
2,865,000		DCH Health Care Authority, Health Care Facilities Revenue Bonds, 4.00%, 6/1/2007	2,878,208
945,000		Huntsville, AL Health Care Authority, Revenue Bonds, 5.25% (Huntsville Hospital System), 6/1/2006	953,694
		TOTAL	4,865,852
		Arizona--1.9%
1,000,000	[1]	Yavapai, AZ IDA, Solid Waste Disposal Revenue Bonds, 4.45% TOBs (Waste Management, Inc.), Mandatory Tender 3/1/2008	1,009,480
1,000,000	[1]	Yavapai, AZ IDA, Solid Waste Disposal Revenue Bonds, 3.65% TOBs (Waste Management, Inc.), Mandatory Tender 3/1/2006	999,590
		TOTAL	2,009,070
		Arkansas--3.3%
425,000		Arkansas Development Finance Authority, Exempt Facilities Revenue Bonds, 3.65% TOBs (Waste Management, Inc.), Mandatory Tender 8/1/2006	424,358
1,475,000		Pulaski County, AR, Hospital Refunding Revenue Bonds (Series 2002B), 4.25% (Arkansas Children's Hospital), 3/1/2006	1,478,481
1,530,000		Pulaski County, AR, Hospital Refunding Revenue Bonds (Series 2002B), 4.50% (Arkansas Children's Hospital), 3/1/2007	1,549,309
		TOTAL	3,452,148
		California--3.9%
2,000,000		California PCFA, (Republic Services, Inc.), Solid Waste Disposal Revenue Bonds, 12/01/2033	2,000,000
2,000,000		California State, Refunding UT GO Bonds, 5.00%, 2/1/2008	2,066,380
15,000		Delta Counties, CA Home Mortgage Finance Authority, SFM Revenue Bonds (Series 1998A), 4.85% (GNMA Home Mortgage Program COL)/(MBIA Insurance Corp. INS), 12/1/2008	15,052
		TOTAL	4,081,432
		Colorado--5.0%
100,000		Beacon Point, CO Metropolitan District, Revenue Bonds (Series 2005B), 4.375% (Compass Bank, Birmingham LOC)/(Original Issue Yield: 4.50%), 12/1/2015	99,057
1,000,000		Colorado Health Facilities Authority, Health Facilities Revenue Bonds (Series 2004B), 3.75% TOBs (Evangelical Lutheran Good Samaritan Society), Mandatory Tender 6/1/2009	990,940
1,300,000		Colorado Health Facilities Authority, Revenue Bonds (Series 2005), 5.00% (Covenant Retirement Communities, Inc.), 12/1/2011	1,350,414
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Colorado--continued
$2,000,000		Countrydale, CO Metropolitan District, LT GO Refunding Bonds, 3.50% TOBs (Compass Bank, Birmingham LOC), Mandatory Tender 12/1/2007	$1,987,660
305,000		Denver, CO Health & Hospital Authority, Healthcare Revenue Bonds (Series 2001A), 5.25%, 12/1/2005	305,012
140,000		Denver, CO Health & Hospital Authority, Healthcare Revenue Bonds (Series 2001A), 5.25%, 12/1/2006	141,970
200,000		Denver, CO Health & Hospital Authority, Healthcare Revenue Bonds (Series 2001A), 5.25%, 12/1/2007	204,850
200,000		High Plains, CO Metropolitan District, Revenue Bonds (Series 2005B), 4.375% (Compass Bank, Birmingham LOC)/(Original Issue Yield: 4.50%), 12/1/2015	198,114
		TOTAL	5,278,017
		Connecticut--1.6%
1,750,000		Connecticut Development Authority, PCR Bonds, 3.35% TOBs (Connecticut Light & Power Co.)/(AMBAC INS), Mandatory Tender 10/1/2008	1,731,730
		Florida--2.9%
1,355,000	[1]	Florida State Department of Corrections, Custodial Receipts, 3.00%, 9/10/2009	1,329,458
1,680,000		Palm Beach County, FL Health Facilities Authority, Hospital Refunding Revenue Bonds (Series 2001), 5.00% (BRCH Corporation Obligated Group), 12/1/2005	1,680,067
		TOTAL	3,009,525
		Georgia--2.4%
935,000		Coffee County, GA Hospital Authority, Refunding Revenue Bonds, 5.00% (Coffee Regional Medical Center, Inc.), 12/1/2010	979,039
1,505,000		Decatur County-Bainbridge, GA IDA, Revenue Bonds, 4.00% TOBs (John B. Sanifilippo & Son)/(LaSalle Bank, N.A. LOC), Mandatory Tender 6/1/2006	1,505,060
		TOTAL	2,484,099
		Idaho--0.3%
335,000		Idaho Housing Agency, SFM Bonds, (Series B-2), 4.65%, 7/1/2028	335,432
		Illinois--4.9%
10,000		Chicago, IL COL SFM Revenue Bonds (Series 1997B), 5.10% (GNMA Home Mortgage Program COL), 9/1/2007	10,026
1,000,000		Chicago, IL Transit Authority, Capital Grant Receipts Revenue Bonds (Series B), 4.25% (AMBAC INS), 6/1/2008	1,000,740
115,000		Illinois Development Finance Authority IDB, Mortgage Revenue Refunding Bonds, (Series 1997A), 5.20% (MBIA Insurance Corp. INS)/ (FHA LOC), 7/1/2008	116,601
2,000,000		Illinois Health Facilities Authority, Revenue Bonds, 5.25% (Advocate Health Care Network)/(Original Issue Yield: 5.33%), 11/15/2006	2,032,860
2,000,000		Illinois State, UT GO Bonds (First Series of July 2002), 5.00% (MBIA Insurance Corp. INS), 7/1/2007	2,051,600
		TOTAL	5,211,827
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Indiana--1.9%
$1,000,000		Indiana Development Finance Authority, Refunding Revenue Bonds (Series 1998A), 4.75% TOBs (Southern Indiana Gas & Electric Co.), Mandatory Tender 3/1/2006	$1,002,560
1,000,000		Lawrenceburg, IN Pollution Control Revenue Board, PCRBs (Series F), 2.625% TOBs (Indiana Michigan Power Co.), Mandatory Tender 10/1/2006	990,980
		TOTAL	1,993,540
		Kansas--3.7%
1,000,000		Burlington, KS, Refunding Revenue Bonds (Series 1998B), 4.75% TOBs (Kansas City Power And Light Co.), Mandatory Tender 10/1/2007	1,017,200
1,155,000		Kansas Development Finance Authority, Revenue Bonds, 5.50% (Sisters of Charity, Leavenworth)/(MBIA Insurance Corp. INS), 12/1/2005	1,155,069
785,000		Lawrence, KS Hospital Authority, Hospital Revenue Bonds, 4.00% (Lawrence Memorial Hospital), 7/1/2008	789,773
15,000		Sedgwick & Shawnee Counties, KS, SFM Revenue Bonds, Mortgage-Backed Securities Program, (Series 1998 A-1), 5.00% (GNMA Home Mortgage Program COL), 6/1/2013	15,050
900,000		Spring Hill, KS, UT GO Temporary Notes (Series 2005A), 4.25%, 11/1/2009	904,941
		TOTAL	3,882,033
		Louisiana--2.9%
1,000,000		Calcasieu Parish, LA, IDB, PCR Refunding Bonds, (Series 2001), 4.80% (Occidental Petroleum Corp.), 12/1/2006	1,007,520
2,000,000		Louisiana State Offshore Terminal Authority, Deep Water Port Refunding Revenue Bonds (Series 2003D), 4.00% TOBs (Loop LLC), Mandatory Tender 9/1/2008	1,995,360
		TOTAL	3,002,880
		Michigan--5.1%
1,000,000		Detroit, MI, Capital Improvement LT GO Bonds (Series 2002A), 5.00% (MBIA Insurance Corp. INS), 4/1/2007	1,021,800
1,000,000		Michigan State Hospital Finance Authority, Hospital Refunding Revenue Bonds (Series 2003A), 5.00% (Henry Ford Health System, MI), 3/1/2008	1,027,180
1,000,000		Michigan State Strategic Fund, Revenue Bonds (Series 2004), 4.75% (NSF International), 8/1/2009	1,031,580
1,000,000		Michigan State Strategic Fund, Revenue Bonds, 3.75% TOBs (Waste Management, Inc.), Mandatory Tender 8/1/2007	994,090
1,285,000		Saginaw, MI Hospital Finance Authority, Hospital Revenue Refunding Bonds (Series 2004G), 4.75% (Covenant Medical Center, Inc.), 7/1/2009	1,323,576
		TOTAL	5,398,226
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Minnesota--2.5%
$1,530,000		Minneapolis, MN Health Care System, Revenue Bonds (Series 2002A), 5.00% (Allina Health System, MN), 11/15/2007	$1,568,525
750,000		Minneapolis/St. Paul, MN Housing & Redevelopment Authority, Health Care Facility Revenue Bonds (Series 2003), 4.50% (HealthPartners Obligated Group), 12/1/2007	761,363
300,000		St. Paul, MN Housing & Redevelopment Authority, Health Care Revenue Bonds (Series 2005), 5.00% (Gillette Children's Specialty Healthcare), 2/1/2009	310,368
		TOTAL	2,640,256
		Missouri--1.0%
960,000		Cape Girardeau County, MO IDA, Health Care Facilities Revenue Bonds, (Series A), 5.00% (St. Francis Medical Center, MO), 6/1/2007	979,450
115,000		Kansas City, MO IDA, PCRBs, 6.05% (General Motors Corp.), 4/1/2006	114,243
		TOTAL	1,093,693
		New Hampshire--1.9%
2,000,000		New Hampshire Business Finance Authority, Refunding PCRBs, 3.50% TOBs (United Illuminating Co.), Mandatory Tender 2/1/2009	1,958,200
		New Jersey--2.5%
850,000		Bayonne, NJ Redevelopment Agency, Project Notes (Series 2005A), 5.00%, 4/13/2007	855,584
600,000		Bayonne, NJ, 5.00% BANs, 10/27/2006	603,906
500,000		New Jersey EDA, Revenue Bonds, (Series 2004), 5.00% (NJ Dedicated Cigarette Excise Tax), 6/15/2008	514,705
705,000		New Jersey EDA, Revenue Refunding Bonds (Series A), 4.00% (Winchester Gardens at Ward Homestead)/(Original Issue Yield: 4.10%), 11/1/2009	686,811
		TOTAL	2,661,006
		New Mexico--1.0%
1,000,000		Farmington, NM, Refunding Revenue Bonds (Series 2002A), 4.00% TOBs (El Paso Electric Co.)/(FGIC INS) Mandatory Tender 8/1/2012	1,000,020
		New York--9.4%
1,110,000		Dutchess County, NY IDA, Revenue Bonds, 4.00% (Marist College), 7/1/2009	1,107,580
1,000,000		New York City, NY, UT GO Bonds (Series 2001F), 5.00%, 8/1/2007	1,026,970
1,000,000		New York City, NY, UT GO Bonds (Series D), 5.00%, 8/1/2006	1,011,900
1,000,000		New York City, NY, UT GO Bonds (Series E), 5.00%, 8/1/2007	1,026,970
1,000,000		New York City, NY, UT GO Bonds, (Series F), 5.00%, 8/1/2008	1,039,860
1,620,000		New York State Dormitory Authority, Revenue Bonds (Series 2003), 4.00% (Kateri Residence)/(Allied Irish Banks PLC LOC), 7/1/2008	1,640,023
2,000,000		New York State Thruway Authority, Local Highway & Bridge Service Contract Bonds (Series 2002), 5.00% (New York State), 4/1/2007	2,044,400
1,025,000		United Nations, NY Development Corp., Senior Lien Refunding Revenue Bonds (Series 2004A), 4.00%, 7/1/2007	1,037,956
		TOTAL	9,935,659
Principal Amount			Value
		MUNICIPAL BONDS--continued
		North Carolina--1.5%
$1,500,000		North Carolina State, UT GO Bonds (Series 1997A), 5.20% (United States Treasury PRF 3/1/2007 @ 102)/(Original Issue Yield: 5.35%), 3/1/2013	$1,564,905
		Ohio--4.6%
1,000,000		Mahoning County, OH Hospital Facilities, Adjustable Rate Demand Health Care Facilities Revenue Refunding Bonds (Series 2002), 3.71% TOBs (Copeland Oaks Project)/(Sky Bank LOC), Mandatory Tender 4/1/2008	992,670
115,000		Ohio HFA, Residential Mortgage Revenue Bonds (Series 1998A-1), 4.90% (GNMA Home Mortgage Program COL), 9/1/2025	115,293
675,000		Ohio State Air Quality Development Authority, PCRBs, 3.50% TOBs (Pennsylvania Power Co.), Optional Tender 1/1/2006	674,669
2,000,000		Ohio State Revenue, Major New State Infrastructure Revenue Bonds, 5.00%, 6/15/2006	2,019,140
1,000,000		Ohio State Water Development Authority Pollution Control Facilities, Refunding Revenue Bonds (Series B), 3.35% TOBs (Ohio Edison Co.), Mandatory Tender 12/1/2005	1,000,130
		TOTAL	4,801,902
		Oregon--1.7%
1,000,000		Clackamas County, OR Hospital Facilities Authority, Revenue Refunding Bonds (Series 2001), 5.00% (Legacy Health System), 5/1/2006	1,006,660
750,000		Port of Portland, OR, 3.25% TOBs (Union Pacific Railroad Co.)/(Union Pacific Corp. GTD), Optional Tender 12/1/2005	750,000
		TOTAL	1,756,660
		Pennsylvania--5.5%
1,000,000		Commonwealth of Pennsylvania, Refunding UT GO Bonds, 5.125% (AMBAC INS)/(Original Issue Yield: 5.35%), 9/15/2011	1,036,560
1,020,000		Commonwealth of Pennsylvania, UT GO Bonds, 5.25%, 10/15/2006	1,037,524
840,000		Erie, PA Higher Education Building Authority, College Revenue Refunding Bonds (Series 2004A), 3.50% (Mercyhurst College)/(Original Issue Yield: 3.57%), 3/15/2009	828,508
215,000		Erie, PA Higher Education Building Authority, College Revenue Refunding Bonds (Series 2004B), 3.50% (Mercyhurst College)/(Original Issue Yield: 3.57%), 3/15/2009	212,059
1,075,000		Lebanon County, PA Health Facilities Authority, Hospital Revenue Bonds, 4.00% (Good Samaritan Hospital), 11/15/2008	1,076,054
530,000		Pennsylvania EDFA, Resource Recovery Refunding Revenue Bonds (Series B), 6.75% (Northampton Generating), 1/1/2007	534,616
1,005,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2001A), 5.75% (UPMC Health System), 1/15/2008	1,046,517
		TOTAL	5,771,838
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Rhode Island--1.0%
$500,000		Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Bonds (Series 2002), 5.25% (Lifespan Obligated Group), 8/15/2006	$505,630
510,000		Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Bonds (Series 2002), 5.50% (Lifespan Obligated Group), 8/15/2007	524,219
		TOTAL	1,029,849
		South Carolina--1.4%
1,500,000		Richland County, SC, Environmental Improvement Revenue Refunding Bonds (Series 2002A), 4.25% (International Paper Co.), 10/1/2007	1,508,085
		Tennessee--1.9%
1,000,000		Carter County, TN IDB, (Series 1983), 4.15% (Temple-Inland, Inc.), 10/1/2007	997,820
1,000,000		Shelby County, TN Health Education & Housing Facilities Board, Revenue Bonds (Series 2004A R-Floats), 5.00% TOBs (Baptist Memorial Healthcare), Mandatory Tender 10/1/2008	1,032,740
		TOTAL	2,030,560
		Texas--8.8%
3,000,000		Austin, TX Water and Wastewater System, Refunding Revenue Bonds (Series 2002A), 5.25% (AMBAC INS), 11/15/2007	3,105,960
1,000,000		Gulf Coast, TX Waste Disposal Authority, Environmental Facilities Refunding Revenue Bonds, 4.20% (Occidental Petroleum Corp.), 11/1/2006	1,004,340
1,500,000		North Central Texas HFDC, Revenue Bonds, 5.50% (Baylor Health Care System), 5/15/2007	1,538,820
2,000,000		Texas Turnpike Authority, Second Tier BANs (Series 2002), 5.00%, 6/1/2008	2,074,600
1,500,000		Texas Water Development Board, State Revolving Fund Revenue Bonds, (Series B), 5.50%, 7/15/2007	1,550,850
		TOTAL	9,274,570
		Utah--0.7%
735,000		Intermountain Power Agency, UT, Power Supply Revenue Refunding (Series B) Bonds, 6.00% (MBIA Insurance Corp. LOC), 7/1/2006	746,723
		Virginia--2.6%
1,000,000		Chesterfield County, VA IDA, PCRBs, 4.95% (Virginia Electric & Power Co.), 12/1/2007	1,005,040
1,000,000		Hopewell, VA, Public Improvement UT GO Bonds (Series 2004A), 5.00%, 7/15/2009	1,020,200
750,000		Virginia Peninsula Port Authority, Revenue Refunding Bonds (Series 2003), 3.30% TOBs (Dominion Terminal Associates)/(Dominion Resources, Inc. GTD), Mandatory Tender 10/1/2008	741,773
		TOTAL	2,767,013
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Wisconsin--1.9%
$105,000		Green Bay, WI Area Public School District, UT GO Bonds, 5.10% (United States Treasury PRF 4/1/2006 @100), (Original Issue Yield: 5.10%), 4/1/2007	$105,688
925,000		Green Bay, WI Area Public School District, UT GO Bonds, 5.10%, 4/1/2007	930,717
965,000		Pleasant Prairie, WI Water & Sewer System, BANs, 4.00% (United States Treasury PRF 10/1/2006 @100), (Original Issue Yield: 3.00%), 10/1/2007	971,639
		TOTAL	2,008,044
		Wyoming--3.8%
1,500,000		Albany County, WY, PCRBs (Series 1985), 3.25% TOBs (Union Pacific Railroad Co.)/(Union Pacific Corp. GTD), Optional Tender 12/1/2005	1,500,000
2,500,000		Lincoln County, WY, PCR Refunding Bonds (Series 1991), 3.40% TOBs (Pacificorp), Mandatory Tender 6/1/2010	2,449,850
		TOTAL	3,949,850
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $103,525,744)	103,234,644
		SHORT-TERM MUNICIPALS--2.7% [2]
		Alabama--0.3%
300,000		Columbia, AL IDB, PCR (Series 1999C) Daily VRDNs (Alabama Power Co.), 3.000%, 12/1/2005	300,000
		Oklahoma--2.4%
2,500,000		Tulsa County, OK Industrial Authority, (Series 2002A) Daily VRDNs (Montereau in Warren Woods)/(BNP Paribas SA LOC), 3.000%, 12/1/2005	2,500,000
		TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)	2,800,000
		TOTAL MUNICIPAL INVESTMENTS--100.8% (IDENTIFIED COST $106,325,744) [3]	106,034,644
		OTHER ASSETS AND LIABILITIES - NET--(0.8)%	(806,665)
		TOTAL NET ASSETS--100%	$105,227,979

Securities that are subject to the federal alternative minimum tax (AMT) represent 12.9% of the portfolio as calculated based upon total portfolio market value (percentage is unaudited).

1 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, all of which have been deemed liquid by criteria approved by the Fund's Board of Directors, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At November 30, 2005, these securities amounted to $3,338,528 which represents 3.2% of total net assets.

2 Current rate and next reset date shown for Variable Rate Demand Notes.

3 The cost of investments for federal tax purposes amounts to $106,325,719.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2005.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
BANs	--Bond Anticipation Notes
COL	--Collateralized
EDA	--Economic Development Authority
EDFA	--Economic Development Financing Authority
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HFA	--Housing Finance Authority
HFDC	--Health Facility Development Corporation
IDA	--Industrial Development Authority
IDB	--Industrial Development Bond
INS	--Insured
LOC	--Letter of Credit
LT	--Limited Tax
PCFA	--Pollution Control Finance Authority
PCR	--Pollution Control Revenue
PCRBs	--Pollution Control Revenue Bonds
PRF	--Prerefunded
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2005

Assets:
Total investments in securities, at value (identified cost $106,325,744)		$106,034,644
Cash		34,398
Income receivable		1,440,848
Receivable for investments sold		285,100
Receivable for shares sold		26,608
TOTAL ASSETS		107,821,598
Liabilities:
Payable for shares redeemed	$2,448,252
Income distribution payable	53,741
Payable for distribution services fee (Note 5)	18,604
Payable for shareholder services fee (Note 5)	22,426
Accrued expenses	50,596
TOTAL LIABILITIES		2,593,619
Net assets for 10,929,239 shares outstanding		$105,227,979
Net Assets Consist of:
Paid-in capital		$109,547,402
Net unrealized depreciation of investments		(291,100)
Accumulated net realized loss on investments		(4,028,414)
Undistributed net investment income		91
TOTAL NET ASSETS		$105,227,979
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($87,039,591÷ 9,040,222 shares outstanding), no par value, unlimited shares authorized		$9.63
Offering price per share (100/99.00 of $9.63) [1]		$9.73
Redemption proceeds for share		$9.63
Class F Shares:
Net asset value per share ($18,188,388 ÷ 1,889,017 shares outstanding), no par value, unlimited shares authorized		$9.63
Offering price per share		$9.63
Redemption proceeds per share (99.00/100 of $9.63) [1]		$9.53

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2005

Investment Income:
Interest			$4,701,885
Expenses:
Investment adviser fee (Note 5)		$539,428
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		8,130
Transfer and dividend disbursing agent fees and expenses		81,356
Directors'/Trustees' fees		4,981
Auditing fees		21,758
Legal fees		7,730
Portfolio accounting fees		70,494
Distribution services fee--Class A Shares (Note 5)		282,767
Distribution services fee--Class F Shares (Note 5)		32,625
Shareholder services fee--Class A Shares (Note 5)		280,917
Shareholder services fee--Class F Shares (Note 5)		54,375
Share registration costs		42,258
Printing and postage		15,589
Insurance premiums		13,836
Taxes		20,716
Miscellaneous		3,000
TOTAL EXPENSES		1,669,960
Waivers (Note 5):
Waiver of investment adviser fee	$(329,506)
Waiver of administrative personnel and services fee	(33,651)
Waiver of distribution services fee--Class F Shares	(32,625)
TOTAL WAIVERS		(395,782)
Net expenses			1,274,178
Net investment income			3,427,707
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(150,813)
Net change in unrealized appreciation of investments			(1,751,537)
Net realized and unrealized loss on investments			(1,902,350)
Change in net assets resulting from operations			$1,525,357

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,427,707	$4,730,317
Net realized loss on investments	(150,813)	(380,611)
Net change in unrealized appreciation/depreciation of investments	(1,751,537)	(2,646,422)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,525,357	1,703,284
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(2,828,743)	(4,148,018)
Class F Shares	(598,617)	(618,602)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,427,360)	(4,766,620)
Share Transactions:
Proceeds from sale of shares	12,893,335	74,823,031
Net asset value of shares issued to shareholders in payment of distributions declared	2,486,401	3,374,965
Cost of shares redeemed	(85,917,014)	(158,240,448)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(70,537,278)	(80,042,452)
Change in net assets	(72,439,281)	(83,105,788)
Net Assets:
Beginning of period	177,667,260	260,773,048
End of period (including undistributed (distributions in excess of) net investment income of $91 and $(236), respectively)	$105,227,979	$177,667,260

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2005

1. ORGANIZATION

Federated Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Limited Term Municipal Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Class A Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide a high level of current income which is exempt from federal regular income tax consistent with the preservation of principal. Interest income from the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations and state and local taxes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Directors (the "Directors").

Investment Income, Gains and Losses, Expenses, and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Directors.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Directors, held at November 30, 2005, is as follows:

Security	Acquisition Date	Acquisition Cost
Florida State Department of Corrections, Custodial Receipts, 3.00%, 9/10/2009	2/27/2004	$1,355,000
Yavapai, AZ IDA, Solid Waste Disposal Revenue Bonds, 3.65% TOBs (Waste Management, Inc.), Mandatory Tender 3/1/2006	2/26/2003	$1,000,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2005		2004
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,238,469	$12,013,930	7,188,379	$70,980,674
Shares issued to shareholders in payment of distributions declared	226,351	2,195,121	316,154	3,111,343
Shares redeemed	(8,120,213)	(78,859,959)	(15,587,471)	(153,617,047)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(6,655,393)	$(64,650,908)	(8,082,938)	$(79,525,030)

Year Ended November 30	2005		2004
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	90,585	$879,405	388,447	$3,842,357
Shares issued to shareholders in payment of distributions declared	30,062	291,280	26,792	263,622
Shares redeemed	(728,538)	(7,057,055)	(468,752)	(4,623,401)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(607,891)	$(5,886,370)	(53,513)	$(517,422)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(7,263,284)	$(70,537,278)	(8,136,451)	$(80,042,452)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.

For the year ended November 30, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Losses
$(20)	$20

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2005 and 2004, was as follows:

	2005	2004
Tax-exempt income	$3,427,360	$4,766,620

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$53,831
Net unrealized depreciation	$(291,075)
Capital loss carryforward	$(4,028,440)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At November 30, 2005, the cost of investments for federal tax purposes was $106,325,719. The net unrealized depreciation of investments for federal tax purposes was $291,075. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $211,139 and net unrealized depreciation from investments for those securities having an excess of cost over value of $502,214.

At November 30, 2005, the Fund had a capital loss carryforward of $(4,028,440) which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$(2,004,917)
2008	$ (938,717)
2009	$ (162,953)
2010	$ (379,104)
2011	$ (11,425)
2012	$ (380,553)
2013	$ (150,771)

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2005, the Adviser voluntarily waived $329,506 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2005, the net fee paid to FAS was 0.116% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class F Shares	0.15%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2005, FSC voluntarily waived $32,625 of its fee. Rather than paying financial intermediaries directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediaries. For the year ended November 30, 2005, FSC retained $7,783 of fees paid by the Fund.

Sales Charges

For the year ended November 30, 2005, FSC retained $951 in sales charges from the sale of Class A Shares. FSC also retained $1,383 of contingent deferred sales charges relating to redemptions of Class A Shares and $4,717 relating to redemptions of Class F Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended November 30, 2005, FSSC retained $37,731 of fees paid by the Fund.

Interfund Transactions

During the year ended November 30, 2005, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $52,465,000 and $66,025,250, respectively.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2005, were as follows:

Purchases	$14,055,309
Sales	$81,282,217

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On May 20, 2005, the Fund's Director's, upon the recommendation of the Audit Committee, appointed Ernst & Young LLP (E&Y) as the Fund's independent registered public accounting firm. The Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) declined to stand for re-election. The reports issued by D&T on the Fund's financial statements for the fiscal years ended November 30, 2003 and November 30, 2004, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended November 30, 2003 and November 30, 2004: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with the reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed E&Y as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending November 30, 2005. During the Fund's fiscal years ended November 30, 2003 and November 30, 2004 and the interim period commencing December 1, 2004 and ending May 20, 2005, neither the Fund nor anyone on its behalf has consulted E&Y on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

9. FEDERAL TAX INFORMATION (UNAUDITED)

At November 30, 2005, 100% of the distributions from net investment income is exempt from federal income tax, other than the federal alternative minimum tax.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF FEDERATED FIXED INCOME SECURITIES, INC. AND SHAREHOLDERS OF FEDERATED LIMITED TERM MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Limited Term Municipal Fund (the "Fund") (one of the portfolios constituting Federated Fixed Income Securities, Inc.) as of November 30, 2005, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2004 and the financial highlights for each of the four years in the period then ended were audited by another Independent Registered Public Accounting Firm, whose report, dated January 21, 2005, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Limited Term Municipal Fund, a portfolio of Federated Fixed Income Securities, Inc. at November 30, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
January 13, 2006

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund ( i.e. , "Interested" Board members) and those who are not ( i.e. , "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Corporation comprised three portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: October 1991	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated) and Passport Research II, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: October 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: October 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: October 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing communications and technology).

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA CHAIRMAN AND DIRECTOR Began serving: February 1995	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: October 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: November 1991	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh: Auditor, Arthur Anderson & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and is a Vice President of the Corporation. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998	Joseph M. Balestrino is Vice President of the Corporation. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Jeff A. Kozemchak Birth Date: January 15, 1960 VICE PRESIDENT Began serving: November 1998	Jeff A. Kozemchak has been the Fund's Portfolio Manager since October 2000. He is Vice President of the Corporation. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio Manager since 1996 and a Senior Vice President of the Fund's Adviser since 1999. He was a Portfolio Manager until 1996 and a Vice President of the Fund's Adviser from 1993 to 1998. Mr. Kozemchak is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon University in 1987.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract. The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2004. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund. During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Limited Term Municipal Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31417P304
Cusip 31417P403

G00278-02 (1/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Strategic Income Fund

Established 1994

A Portfolio of Federated Fixed Income Securities, Inc.

11TH ANNUAL SHAREHOLDER REPORT

November 30, 2005

Class A Shares
Class B Shares
Class C Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights-Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2005	1	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$8.80	$8.57	$7.57	$8.00	$8.10
Income From Investment Operations:
Net investment income	0.50	2	0.53	2	0.615	0.69	2,3	0.81
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(0.19)	0.27	1.015	(0.42	)3	(0.12)
TOTAL FROM INVESTMENT OPERATIONS	0.31	0.80	1.630	0.27	0.69
Less Distributions:
Distributions from net investment income	(0.56)	(0.57)	(0.629)	(0.70)	(0.76)
Distributions from paid-in capital4	--	--	(0.001)	--	(0.03)
TOTAL DISTRIBUTIONS	(0.56)	(0.57)	(0.630)	(0.70)	(0.79)
Net Asset Value, End of Period	$8.55	$8.80	$8.57	$7.57	$8.00
Total Return5	3.55%	9.75%	22.29%	3.48%	8.77%

Ratios to Average Net Assets:
Net expenses	1.27%	1.26%	1.27%	1.26%	1.23%
Net investment income	5.76%	6.18%	7.14%	8.83	%3	9.93%
Expense waiver/reimbursement6	0.07%	0.07%	0.06%	0.07%	0.13%
Supplemental Data:
Net assets, end of period (000 omitted)	$403,562	$354,272	$279,461	$167,387	$138,295
Portfolio turnover	52%	26%	38%	50%	58%

1 Beginning with the year ended November 30, 2005, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on average shares outstanding.

3 Effective December 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03, and decrease the ratio of net investment income to average net assets from 9.31% to 8.83%. Per share, ratios and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

4 Represents a return of capital for federal income tax purposes.

5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2005	1	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$8.79	$8.57	$7.57	$8.00	$8.10
Income From Investment Operations:
Net investment income	0.44	2	0.47	2	0.562	0.63	2,3	0.76
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(0.20)	0.26	1.008	(0.42	)3	(0.13)
TOTAL FROM INVESTMENT OPERATIONS	0.24	0.73	1.570	0.21	0.63
Less Distributions:
Distributions from net investment income	(0.49)	(0.51)	(0.569)	(0.64)	(0.71)
Distributions from paid-in capital4	--	--	(0.001)	--	(0.02)
TOTAL DISTRIBUTIONS	(0.49)	(0.51)	(0.570)	(0.64)	(0.73)
Net Asset Value, End of Period	$8.54	$8.79	$8.57	$7.57	$8.00
Total Return5	2.77%	8.80%	21.40%	2.70%	7.97%

Ratios to Average Net Assets:
Net expenses	2.02%	2.01%	2.02%	2.01%	1.98%
Net investment income	5.01%	5.44%	6.42%	8.08	%3	9.18%
Expense waiver/reimbursement6	0.07%	0.07%	0.06%	0.07%	0.13%
Supplemental Data:
Net assets, end of period (000 omitted)	$523,792	$614,079	$669,571	$550,731	$592,565
Portfolio turnover	52%	26%	38%	50%	58%

1 Beginning with the year ended November 30, 2005, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on average shares outstanding.

3 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gain/loss per share by $0.04, and decrease the ratio of net investment income to average net assets from 8.55% to 8.08%. Per share, ratios and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

4 Represents a return of capital for federal income tax purposes.

5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2005	1	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$8.80	$8.57	$7.57	$8.00	$8.10
Income From Investment Operations:
Net investment income	0.44	2	0.47	2	0.550	0.63	2,3	0.76
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(0.20)	0.27	1.018	(0.42	)3	(0.13)
TOTAL FROM INVESTMENT OPERATIONS	0.24	0.74	1.568	0.21	0.63
Less Distributions:
Distributions from net investment income	(0.49)	(0.51)	(0.567)	(0.64)	(0.71)
Distributions from paid-in capital4	--	--	(0.001)	--	(0.02)
TOTAL DISTRIBUTIONS	(0.49)	(0.51)	(0.568)	(0.64)	(0.73)
Net Asset Value, End of Period	$8.55	$8.80	$8.57	$7.57	$8.00
Total Return5	2.77%	8.94%	21.37%	2.70%	7.97%

Ratios to Average Net Assets:
Net expenses	2.02%	2.01%	2.02%	2.01%	1.98%
Net investment income	5.01%	5.44%	6.42%	8.08	%3	9.18%
Expense waiver/reimbursement6	0.07%	0.07%	0.06%	0.07%	0.13%
Supplemental Data:
Net assets, end of period (000 omitted)	$117,114	$96,957	$87,344	$52,300	$52,146
Portfolio turnover	52%	26%	38%	50%	58%

1 Beginning with the year ended November 30, 2005, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on average shares outstanding.

3 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gain/loss per share by $0.04, and decrease the ratio of net investment income to average net assets from 8.56% to 8.08%. Per share, ratios and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

4 Represents a return of capital for federal income tax purposes.

5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2005	1	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$8.77	$8.55	$7.55	$7.99	$8.09
Income From Investment Operations:
Net investment income	0.50	2	0.53	2	0.613	0.69	2,3	0.82
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(0.19)	0.26	1.017	(0.43	)3	(0.13)
TOTAL FROM INVESTMENT OPERATIONS	0.31	0.79	1.630	0.26	0.69
Less Distributions:
Distributions from net investment income	(0.56)	(0.57)	(0.629)	(0.70)	(0.76)
Distributions from paid-in capital4	--	--	(0.001)	--	(0.03)
TOTAL DISTRIBUTIONS	(0.56)	(0.57)	(0.630)	(0.70)	(0.79)
Net Asset Value, End of Period	$8.52	$8.77	$8.55	$7.55	$7.99
Total Return5	3.56%	9.65%	22.35%	3.36%	8.78%

Ratios to Average Net Assets:
Net expenses	1.27%	1.26%	1.27%	1.26%	1.23%
Net investment income	5.76%	6.20%	7.17%	8.83	%3	9.93%
Expense waiver/reimbursement6	0.57%	0.57%	0.56%	0.57%	0.63%
Supplemental Data:
Net assets, end of period (000 omitted)	$28,542	$24,735	$23,423	$20,569	$24,885
Portfolio turnover	52%	26%	38%	50%	58%

1 Beginning with the year ended November 30, 2005, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on average shares outstanding.

3 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03, and decrease the ratio of net investment income to average net assets from 9.30% to 8.83%. Per share, ratios and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

4 Represents a return of capital for federal income tax purposes.

5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005 to November 30, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2005	Ending Account Value 11/30/2005	Expenses Paid During Period1
Actual:
Class A Shares	$1,000	$1,018.60	$ 6.43
Class B Shares	$1,000	$1,014.70	$10.25
Class C Shares	$1,000	$1,015.90	$10.26
Class F Shares	$1,000	$1,018.60	$ 6.43
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.70	$ 6.43
Class B Shares	$1,000	$1,014.89	$10.25
Class C Shares	$1,000	$1,014.89	$10.25
Class F Shares	$1,000	$1,018.70	$ 6.43

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.27%
Class B Shares	2.03%
Class C Shares	2.03%
Class F Shares	1.27%

Management's Discussion of Fund Performance

The fund's total returns, based on net asset value, for the 12-month reporting period were 3.55% for Class A Shares, 2.77% for Class B Shares, 2.77% for Class C Shares and 3.56% for Class F Shares. By comparison, the total return of the fund's peer group, as represented by the Lipper Multi-Sector Income Category average1 was 2.71%. The fund's total return reflected actual cash flows, transaction costs and other expenses.

The Federated Strategic Income Fund is a widely diversified2 bond portfolio with investments across a variety of countries, economies, currencies, maturities and quality ratings. Generally, the portfolio invests in three major bond categories: domestic investment grade; domestic high-yield; and international securities (the "Principal Sectors"). While the fund typically invests in all three Principal Sectors, any one sector is limited by prospectus to 50% of total assets. As a result, the key driver of performance over any fiscal year period is largely dependent upon the sector allocation among the Principal Sectors. Additionally, the performance is influenced by the relative total return within each of the three areas.

1 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. Figures do not reflect sales charges.

2 Diversification does not assure profit nor protect loss.

Over the past fiscal year, fund management held the opinion that most world economies would move in an improved direction, which is typically expected to result in a trend toward higher interest rates. With that over-riding macro economic opinion, the fund's assets were allocated to reduce overall interest rate exposure and volatility while increasing exposure to sectors which typically benefit from improved business conditions. The fund benefited from the allocation of the largest percentage of its assets to the high-yield bond sector, in addition to strong relative performance within the high yield sector,3 as described below. Another positive contributor to overall performance was having the smallest allocation to the domestic high quality sector, a sector which generated the lowest total return of the Principal Sectors over the past year. As points of reference, the Lehman Brothers Aggregate Bond Index4 (a proxy for the domestic investment-grade market) generated a 2.40% return, while the Lehman Brothers U.S. Corporate High Yield Index5 generated 3.38%. Significantly, the large majority of the fund's high-yield exposure is invested in the "High Yield Bond Portfolio" ("HYBP"), an affiliated mutual fund (that is not publicly offered for investment), which itself represents a diversified high-yield fund. To illustrate the relative positive performance of the high-yield bond sector, the fund's investment in the HYBP generated a 3.71% return over the past year. Over the fiscal year period, the fund averaged over 40% of assets in the high-yield market, the largest of the Principal Sectors.

3 High-yield, lower rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

4 Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Indexes are unmanaged, and investments cannot be made in an index.

5 Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least 1 year to maturity. Investments cannot be made in an index

An additional positive factor was the allocation to the emerging market sector, as well as specifically the relative performance, as described below, within the emerging market6 portion of the fund. A principal fund holding in the emerging debt market is the "Emerging Markets Fixed Income Core Fund," an affiliated mutual fund (that is not publicly offered for investment), which delivered a 13.64% return relative to the 12.26% return for the Lehman Brothers Emerging Markets Bond Index.7 Fund shareholders did benefit by having more assets allocated to the overall emerging market bond area versus the domestic investment-grade area, simply due to the significantly higher return for international bonds, along with relative emerging market performance.

Two factors generally detracted from fund performance: 1) the direction of interest rates; and 2) foreign currency exposure. The direction of interest rates was higher over the reporting period for most bond markets, thus creating price depreciation for a portion of the fund's holdings, particularly those holdings in the domestic investment-grade bond category to include both U.S. mortgage-backed securities and investment grade corporate bonds. Additionally, the fund generally maintained an allocation between 10%-15% of total assets in debt securities denominated in foreign currencies. Typically, foreign currency positions are taken when the value of the U.S. dollar is expected to decline, which was anticipated by fund management. Over the reporting period, the U.S. dollar valuation increased relative to most foreign currencies, thus creating price depreciation for the fund's holdings and, therefore, detracting from performance.

6 Prices of emerging markets securities can be significantly more volatile than the prices of securities in more developed countries.

7 Lehman Brothers Emerging Market Bond Index tracks total returns for external-currency-denominated debt instruments of the emerging markets: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, and Venezuela. Investments cannot be made in an index.

GROWTH OF A $10,000 INVESTMENT--CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Strategic Income Fund (Class A Shares) (the "Fund") from November 30, 1995 to November 30, 2005 compared to the Lehman Brothers Government/Credit Total Index (LBGCT)2 and the Lipper Multi-Sector Income Funds Average (LMSIFA).3

Average Annual Total Returns4 for the Period Ended 11/30/2005
1 Year	(1.06)%
5 Years	8.43%
10 Years	6.52%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGCT is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month and ten-year periods and year-to-date. The LBGCT is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT--CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Strategic Income Fund (Class B Shares) (the "Fund") from November 30, 1995 to November 30, 2005 compared to the Lehman Brothers Government/Credit Total Index (LBGCT)2 and the Lipper Multi-Sector Income Funds Average (LMSIFA).3

Average Annual Total Returns4 for the Period Ended 11/30/2005
1 Year	(2.57)%
5 Years	8.30%
10 Years	6.37%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum 5.50% contingent deferred sales charge, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGCT is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month and ten-year periods and year-to-date. The LBGCT is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. It is not possible to invest directly in an average.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT--CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Strategic Income Fund (Class C Shares) (the "Fund") from November 30, 1995 to November 30, 2005 compared to the Lehman Brothers Government/Credit Total Index (LBGCT)2 and the Lipper Multi-Sector Income Funds Average (LMSIFA).3

Average Annual Total Returns4 for the Period Ended 11/30/2005
1 Year	0.77%
5 Years	8.40%
10 Years	6.11%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGCT is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month and ten-year periods and year-to-date. The LBGCT is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. It is not possible to invest directly in an average.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT--CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Strategic Income Fund (Class F Shares) (the "Fund") from November 30, 1995 to November 30, 2005 compared to the Lehman Brothers Government/Credit Total Index (LBGCT)2 and the Lipper Multi-Sector Income Funds Average (LMSIFA).3

Average Annual Total Returns4 for the Period Ended 11/30/2005
1 Year	1.55%
5 Years	9.18%
10 Years	6.88%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGCT is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month and ten-year periods and year-to-date. The LBGCT is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. It is not possible to invest directly in an average.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At November 30, 2005, the Fund's credit-quality ratings composition1 was as follows:

S&P Long-Term Ratings as Percentage of Total Net Assets2		Moody's Long-Term Ratings as Percentage of Total Net Assets2
AAA	33.8%	Aaa	34.1%
AA	0.9%	Aa	0.6%
A	1.9%	A	0.8%
BBB	4.2%	Baa	7.8%
BB	25.5%	Ba	18.6%
B	25.1%	B	26.7%
CCC	4.1%	Caa	7.6%
CC	0.0%	Ca	0.3%
Not Rated by S&P3	3.7%	Not Rated by Moody's3	2.7%
Other Securities4	0.3%	Other Securities4	0.3%
Cash Equivalents5	2.6%	Cash Equivalents5	2.6%
Other Assets and Liabilities6	(2.1)%	Other Assets and Liabilities6	(2.1)%
TOTAL	100.0%	TOTAL	100.0%

1 These tables depict the long-term, credit-quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's (S&P) and Moody's Investors Service (Moody's), each of which is a nationally recognized statistical rating organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated "A-" have been included in the "A" rated category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund's Statement of Additional Information.

2 As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of these tables, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and other assets and liabilities owned by the affiliated investment company.

3 Holdings that are rated only by a different NRSRO than the one identified have been included in this category. Of the portfolio's total net assets, 0.8% are fixed income securities (excluding cash equivalents) that do not have long-term credit quality ratings by either of these NRSROs.

4 Other Securities includes common stock and warrants that do not qualify for credit ratings from a NRSRO.

5 Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements.

6 See Statement of Assets and Liabilities.

At November 30, 2005, the Fund's portfolio composition7 was as follows:

Security Type	Percentage of Total Net Assets2
Corporate Debt Securities	52.2%
U.S. Agency Securities8	2.2%
Mortgage-Backed Securities9	20.8%
Foreign Government Securities	22.8%
Asset-Backed Securities	1.1%
Municipal Securities	0.0%
Other Security Types10	0.4%
Cash Equivalents5	2.6%
Other Assets and Liabilities6	(2.1)%
TOTAL	100.0%

7 See the Fund's Prospectus and Statement of Additional Information for a description of these security types.

8 For purposes of this table, U.S. Treasury and Agency Securities do not include mortgage-backed securities guaranteed by Government Sponsored Entities (GSEs).

9 For purposes of this table, mortgage-backed securities include mortgage-backed securities guaranteed by GSEs and adjustable rate mortgage-backed securities.

10 Other Security Types consists of common stock, preferred stock and warrants.

Portfolio of Investments

November 30, 2005

Principal Amount			Value in U.S. Dollars
		U.S. CORPORATE BONDS--4.7%
		Basic Industry - Chemicals--0.2%
$1,450,000	1,2	Fertinitro Finance, Company Guarantee, 8.290%, 4/1/2020	$1,137,750
1,250,000	1,2	Reliance Industries Ltd., Bond, 8.250%, 1/15/2027	1,289,000
		TOTAL	2,426,750
		Basic Industry - Metals & Mining--0.3%
3,000,000		Placer Dome, Inc., Bond, 8.500%, 12/31/2045	3,090,234
		Basic Industry - Paper--0.5%
4,360,000		Louisiana-Pacific Corp., 8.875%, 8/15/2010	4,827,915
250,000		Pope & Talbot, Inc., 8.375%, 6/1/2013	197,500
450,000		Westvaco Corp., Sr. Deb., 7.500%, 6/15/2027	492,458
		TOTAL	5,517,873
		Capital Goods - Diversified Manufacturing--0.2%
2,020,000	1,2	Tyco International Group, Note, 4.436%, 6/15/2007	2,003,860
		Capital Goods - Environmental--0.3%
2,700,000		Waste Management, Inc., Deb., 8.750%, 5/1/2018	2,908,278
		Communications - Media & Cable--0.1%
1,000,000		Lenfest Communications, Inc., Sr. Sub. Note, 10.500%, 6/15/2006	1,033,720
		Communications - Media Noncable--0.5%
2,535,000		British Sky Broadcasting Group PLC, 8.200%, 7/15/2009	2,772,200
1,187,000		British Sky Broadcasting Group PLC, Note, 6.875%, 2/23/2009	1,242,979
1,000,000		News America Holdings, Note, 8.150%, 10/17/2036	1,191,330
		TOTAL	5,206,509
		Communications - Telecom Wirelines--0.1%
1,000,000		Telecom de Puerto Rico, Note, 6.650%, 5/15/2006	1,007,760
		Consumer Cyclical - Automotive--0.2%
1,000,000		General Motors Acceptance, 8.000%, 11/1/2031	983,268
775,000		General Motors Corp., Note, 9.450%, 11/1/2011	724,625
		TOTAL	1,707,893
		Consumer Cyclical - Entertainment--0.1%
940,000		Time Warner, Inc., Deb., 8.110%, 8/15/2006	960,050
		Consumer Cyclical - Retailers--0.2%
2,300,000		Shopko Stores, Sr. Note, 9.250%, 3/15/2022	2,754,250
Principal Amount			Value in U.S. Dollars
		U.S. CORPORATE BONDS--continued
		Energy - Integrated--0.1%
$1,500,000		Husky Oil Ltd., Company Guarantee, 8.900%, 8/15/2028	$1,617,450
		Financial Institution - Banking--0.8%
3,000,000		Firstbank Puerto Rico, Sub. Note, 7.625%, 12/20/2005	3,001,377
2,000,000		PNC Financial Services, Company Guarantee, 8.625%, 12/31/2026	2,154,400
2,150,000	1,2	Regional Diversified Funding, 9.250%, 3/15/2030	2,490,625
1,000,000	1,2	Swedbank, Sub., 7.500%, 11/29/2049	1,024,530
		TOTAL	8,670,932
		Financial Institution - Finance Noncaptive--0.1%
500,000		Susa Partnership LP, 8.200%, 6/1/2017	611,125
		Financial Institution - Insurance - Life--0.3%
750,000		Delphi Funding, 9.310%, 3/25/2027	793,170
2,000,000	1,2	Life Re Capital Trust I, Company Guarantee, 8.720%, 6/15/2027	2,141,460
500,000	1,2	Union Central Life Insurance Co, Note, 8.200%, 11/1/2026	561,890
		TOTAL	3,496,520
		Financial Institution - Insurance - P&C--0.4%
1,000,000	1,2	Liberty Mutual Insurance Co, Sub. Note, 8.200%, 5/4/2007	1,034,220
2,800,000	1,2	MBIA Global Funding LLC, 2.875%, 11/30/2006	2,741,760
500,000	1,2	USF&G Cap, 8.312%, 7/1/2046	589,707
500,000		USF&G Corp., Company Guarantee, 8.470%, 1/10/2027	534,371
		TOTAL	4,900,058
		Technology--0.2%
1,650,000		Unisys Corp., 8.125%, 6/1/2006	1,699,500
		Transportation - Services--0.1%
875,000		Hertz Corp., 4.700%, 10/2/2006	872,567
		TOTAL U.S. CORPORATE BONDS (IDENTIFIED COST $50,604,781)	50,485,329
		INTERNATIONAL BONDS--4.6%
		AUSTRALIAN DOLLAR--0.3%
		State/Provincial--0.3%
3,900,000		New South Wales, State of, Local Gov't. Guarantee, Series 08RG, 8.000%, 3/1/2008	3,031,154
700,000		West Aust Treasury Corp., Local Gov't. Guarantee, Series 07, 8.000%, 10/15/2007	539,774
		TOTAL AUSTRALIAN DOLLAR	3,570,928
Principal Amount			Value in U.S. Dollars
		INTERNATIONAL BONDS--continued
		JAPANESE YEN--3.2%
		Banking--2.3%
$450,000,000		Bayerische Landesbank, Sr. Unsub., Series EMTN, 1.000%, 9/20/2010	$3,798,389
400,000,000		Bk Nederlandse Gemeenten, Sr. Unsub., 0.800%, 9/22/2008	3,381,688
344,000,000		Cie Financement Foncier, 0.400%, Series EMTN, 9/22/2006	2,879,870
500,000,000		KFW International Finance, 1.750%, 3/23/2010	4,372,548
190,000,000		KFW International Finance, Series EMTN, 2.050%, 9/21/2009	1,677,585
400,000,000		OEK Oest. Kontrollbank, Gilt, 1.800%, 3/22/2010	3,503,547
600,000,000		Pfandbrief Ost Land Hypo, Sr. Unsub., Series EMTN, 1.600%, 2/15/2011	5,204,490
		TOTAL	24,818,117
		Finance--0.2%
250,000,000		General Electric Capital, Sr. Unsub., 0.100%, 12/20/2005	2,086,687
		Financial Intermediaries--0.3%
400,000,000		Eksportfinans, Bond, 1.800%, 6/21/2010	3,502,379
		Supranational--0.4%
500,000,000		Inter-American Development Bank, 1.900%, 7/8/2009	4,387,155
		TOTAL JAPANESE YEN	34,794,338
		U.S. DOLLAR--1.1%
		Cable & Wireless Television--0.4%
8,000,000	3	Satelites Mexicanos SA, Sr. Note, Series B, 10.125%, 1/31/2006	4,120,000
		Container & Glass Products--0.3%
700,000		Vicap SA, Sr. Note, Series EXCH, 11.375%, 5/15/2007	650,160
3,000,000	1,2	Vitro SA, Note, Series 144A, 11.750%, 11/1/2013	2,775,000
		TOTAL	3,425,160
		Oil & Gas--0.4%
3,600,000		Bluewater Finance Ltd., Company Guarantee, 10.250%, 2/15/2012	3,861,000
		TOTAL U.S. DOLLAR	11,406,160
		TOTAL INTERNATIONAL BONDS (IDENTIFIED COST $51,622,528)	49,771,426
		GOVERNMENTS/AGENCIES--10.2%
		AUSTRALIAN DOLLAR--0.0%
		State/Provincial--0.0%
550,000		Victoria, State of, Local Gov't. Guarantee, 10.250%, 11/15/2006	424,207
Principal Amount			Value in U.S. Dollars
		GOVERNMENTS/AGENCIES--continued
		BRITISH POUND--0.9%
		Sovereign--0.9%
$2,250,000		United Kingdom, Government of, Bond, 5.000%, 3/7/2008	$3,951,348
3,250,000		United Kingdom, Government of, Bond, 5.750%, 12/7/2009	5,917,705
		TOTAL BRITISH POUND	9,869,053
		CANADIAN DOLLAR--0.9%
		Sovereign--0.9%
2,700,000		Canada, Government of, 5.000%, 6/1/2014	2,475,511
5,550,000		Canada, Government of, 5.250%, 6/1/2012	5,108,911
2,500,000		Canada, Government of, Bond, 3.000%, 6/1/2007	2,119,337
		TOTAL CANADIAN DOLLAR	9,703,759
		EURO--5.2%
		Sovereign--5.2%
2,250,000		Austria, Government of, Bond, Series 975, 5.625%, 7/15/2007	2,767,801
6,080,000		Bundesschatzanweisungen, Note, 2.500%, 3/23/2007	7,146,819
3,000,000		Finland, Government of, Note, 3.000%, 7/4/2008	3,551,132
3,000,000		France, Government of, 4.000%, 4/25/2013	3,698,289
3,800,000		France, Government of, Bond, 4.250%, 4/25/2019	4,786,460
4,300,000		Germany, Government of, 4.750%, 7/4/2028	5,796,774
5,500,000		Germany, Government of, 5.250%, 1/4/2008	6,797,121
6,000,000		Germany, Government of, Bond, 3.750%, 1/4/2009	7,244,282
4,700,000		Germany, Government of, Bond, Series 0301, 4.750%, 7/4/2034	6,458,388
4,845,000		Germany, Government of, Series 0303, 4.250%, 1/4/2014	6,076,129
680,670		Netherlands, Government of, Bond, Series 1&2A, 8.250%, 2/15/2007	853,808
		TOTAL EURO	55,177,003
		JAPANESE YEN--1.6%
		Agency--0.8%
1,000,000,000		Federal National Mortgage Association, 1.750%, 3/26/2008	8,632,835
		Sovereign--0.8%
220,000,000		Canada, Government of, Note, 0.700%, 3/20/2006	1,840,097
306,000,000		Italy, Series INTL, 0.650%, 3/20/2009	2,575,115
400,000,000		Italy, Government of, Bond, 1.800%, 2/23/2010	3,500,876
		TOTAL	7,916,088
		TOTAL JAPANESE YEN	16,548,923
Principal Amount or Shares			Value in U.S. Dollars
		GOVERNMENTS/AGENCIES--continued
		SWEDISH KRONA--0.2%
		Sovereign--0.2%
$10,500,000		Sweden, Government of, Bond, 8.000%, 8/15/2007	$1,419,019
7,000,000		Sweden, Kingdom of, Deb., Series 1040, 6.500%, 5/5/2008	944,331
		TOTAL SWEDISH KRONA	2,363,350
		U.S. DOLLAR--1.4%
		Federal National Mortgage Association--1.4%
15,000,000		Federal National Mortgage Association, 4.000%, 6/23/2008	14,732,739
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $114,219,715)	108,819,034
		ASSET-BACKED SECURITIES--0.2%
		Home Equity Loan--0.0%
289,380	1,2	125 Home Loan Owner Trust 1998-1A B1, 9.260%, 2/15/2029	289,380
104,181		New Century Home Equity Loan Trust 1997-NC5 M2, 7.240%, 10/25/2028	103,975
		TOTAL	393,355
		Manufactured Housing--0.2%
1,999,641		Green Tree Financial Corp. 1993-4 B2, 8.550%, 1/15/2019	1,469,736
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $2,410,853)	1,863,091
		COLLATERALIZED MORTGAGE OBLIGATIONS--0.0%
		Non-Agency Mortgage--0.0%
20,790	1	SMFC Trust Asset-Backed Certificates, 1997-A B1-4, 1/28/2027 (IDENTIFIED COST $19,001)	16,424
		COMMON STOCKS--0.0%
		Finance--0.0%
2,013	4	Arcadia Financial Ltd. - Warrants	0
		Financial Institution - Insurance - Life--0.0%
790	4	Conseco, Inc.	17,712
3,160	4	Conseco, Inc. - Warrants	8,342
		TOTAL	26,054
		Sovereign--0.0%
250	4	Nigeria, Government of, Warrants 11/15/2020	0
		TOTAL COMMON STOCKS (IDENTIFIED COST $965,153)	26,054
		MORTGAGE-BACKED SECURITIES--0.0%
		Government National Mortgage Association--0.0%
$103,715		Government National Mortgage Association Pool 780360, 11.000%, 30 Year, 9/15/2015 (IDENTIFIED COST $116,550)	112,569
Principal Amount or Shares			Value in U.S. Dollars
		MUNICIPAL BOND--0.0%
		Municipal Services--0.0%
$250,000		McKeesport, PA, Taxable GO, Series B 1997, 7.300%, (MBIA Insurance Corp. INS), 3/1/2020 (IDENTIFIED COST $249,413)	$263,470
		MUTUAL FUNDS--79.3%5
12,941,595		Emerging Markets Fixed Income Core Fund	234,000,071
22,815,899		Federated Mortgage Core Portfolio	225,192,928
58,551,128		High Yield Bond Portfolio	391,707,044
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $978,848,055)	850,900,043
		PREFERRED STOCKS--0.2%
		Financial Institution - Brokerage--0.2%
40,000		Lehman Brothers Holdings, Pfd. 5.670%, $2.84, Annual Dividend	1,850,000
		Financial Institution - REITs--0.0%
9,900		Prologis Trust, REIT Perpetual Pfd. Stock, Series C, $4.27, Annual Dividend	544,500
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $2,146,407)	2,394,500
		REPURCHASE AGREEMENT--0.8%
$7,931,000		Interest in $3,275,000,000 joint repurchase agreement 4.040%, dated 11/30/2005 under which Bank of America N.A. will repurchase a U.S. Government Agency security with a maturity of 7/1/2035 for $3,275,367,528 on 12/1/2005. The market value of the underlying security at the end of the period was $3,340,500,000. (AT AMORTIZED COST)	7,931,000
		TOTAL INVESTMENTS--100.0% (IDENTIFIED COST $1,209,133,456)6	1,072,582,940
		OTHER ASSETS AND LIABILITIES - NET--0.0%	427,817
		TOTAL NET ASSETS--100%	$1,073,010,757

1 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At November 30, 2005, these securities amounted to $18,095,606 which represents 1.7% of total net assets.

2 Denotes a restricted security, including securities purchased under Rule 144A that have been deemed liquid by criteria approved by the Fund's Board of Directors. At November 30, 2005, these securities amounted to $18,079,182 which represents 1.7% of total net assets.

3 Issuer has defaulted on final principal payment.

4 Non-income producing security.

5 Affiliated companies.

6 The cost of investments for federal tax purposes amounts to $1,213,277,096.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2005.

The following acronyms are used throughout this portfolio:

GO	--General Obligation
INS	--Insured
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2005

Assets:
Total investments in securities, at value, including $850,900,043 of investments in affiliated issuers (Note 5) (identified cost $1,209,133,456)		$1,072,582,940
Cash		75,460
Cash denominated in foreign currency (identified cost $810,950)		809,938
Income receivable		3,841,550
Receivable for shares sold		1,956,180
Receivable for foreign currency contracts		436,215
TOTAL ASSETS		1,079,702,283
Liabilities:
Payable for investments purchased	$1,059,000
Payable for shares redeemed	2,758,215
Income distribution payable	1,461,629
Payable for foreign currency contracts	385,150
Payable for transfer and dividend disbursing agent fees and expenses	261,024
Payable for distribution services fee (Note 5)	396,595
Payable for shareholder services fee (Note 5)	218,700
Accrued expenses	151,213
TOTAL LIABILITIES		6,691,526
Net assets for 125,576,100 shares outstanding		$1,073,010,757
Net Assets Consist of:
Paid-in capital		$1,228,712,528
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(136,582,646)
Accumulated net realized loss on investments, options and foreign currency transactions		(16,747,568)
Distributions in excess of net investment income		(2,371,557)
TOTAL NET ASSETS		$1,073,010,757

Statement of Assets and Liabilities-continued

November 30, 2005

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($403,561,700 ÷ 47,209,513 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$8.55
Offering price per share (100/95.50 of $8.55)1	$8.95
Redemption proceeds per share	$8.55
Class B Shares:
Net asset value per share ($523,792,240 ÷ 61,313,205 shares outstanding), $0.001 par value, 2,000,000,000 shares authorized	$8.54
Offering price per share	$8.54
Redemption proceeds per share (94.50/100 of $8.54)1	$8.07
Class C Shares:
Net asset value per share ($117,114,496 ÷ 13,704,276 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$8.55
Offering price per share (100/99.00 of $8.55)1	$8.64
Redemption proceeds per share (99.00/100 of $8.55)1	$8.46
Class F Shares:
Net asset value per share ($28,542,321 ÷ 3,349,106 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$8.52
Offering price per share (100/99.00 of $8.52)1	$8.61
Redemption proceeds per share (99.00/100 of $8.52)1	$8.43

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2005

Investment Income:
Dividends (including $45,781,261 received from affiliated issuers) (Note 5)		$45,948,223
Interest (net of foreign taxes withheld of $9,354 and including income on securities loaned of $18,978)		17,344,452
Investment income allocated from affiliated partnership (Note 5)		13,665,531
TOTAL INCOME		76,958,206
Expenses:
Investment adviser fee (Note 5)	$9,299,750
Administrative personnel and services fee (Note 5)	876,070
Custodian fees	115,729
Transfer and dividend disbursing agent fees and expenses	1,092,198
Directors'/Trustees' fees	11,275
Auditing fees	21,759
Legal fees	8,520
Portfolio accounting fees	171,584
Distribution services fee--Class B Shares (Note 5)	4,304,430
Distribution services fee--Class C Shares (Note 5)	817,812
Distribution services fee--Class F Shares (Note 5)	133,589
Shareholder services fee--Class A Shares (Note 5)	950,535
Shareholder services fee--Class B Shares (Note 5)	1,434,810
Shareholder services fee--Class C Shares (Note 5)	272,353
Shareholder services fee--Class F Shares (Note 5)	66,093
Share registration costs	78,094
Printing and postage	101,883
Insurance premiums	15,319
Taxes	94,139
Miscellaneous	10,584
EXPENSES BEFORE ALLOCATION	19,876,526
Expenses allocated from partnership (Note 5)	97,053
TOTAL EXPENSES	19,973,579

See Notes which are an integral part of the Financial Statements

Statement of Operations-continued

Year Ended November 30, 2005

Waivers (Note 5):
Waiver of investment adviser fee	$(750,913)
Waiver of administrative personnel and services fee	(42,375)
Waiver of distribution services fee--Class F Shares	(133,589)
Waiver of shareholder services fee--Class A Shares	(1,929)
Waiver of shareholder services fee--Class F Shares	(157)
TOTAL WAIVERS		$(928,963)
Net expenses			$19,044,616
Net investment income			57,913,590
Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain on investments, options and foreign currency transactions (net of foreign taxes withheld of $122,053 and including realized gain of $22,354,797 on sales of investments in affiliated issuers (Note 5))			37,073,865
Net realized gain allocated from partnership			7,031,100
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			(69,333,942)
Net realized and unrealized loss on investments, options and foreign currency transactions			(25,228,977)
Change in net assets resulting from operations			$32,684,613

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$57,913,590	$61,031,304
Net realized gain on investments including allocation from partnership, options and foreign currency transactions	44,104,965	16,171,949
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(69,333,942)	15,243,083
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	32,684,613	92,446,336
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(24,422,584)	(21,111,034)
Class B Shares	(32,133,983)	(37,794,388)
Class C Shares	(6,115,812)	(5,466,483)
Class F Shares	(1,705,710)	(1,572,076)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(64,378,089)	(65,943,981)
Share Transactions:
Proceeds from sale of shares	304,525,060	296,148,336
Net asset value of shares issued to shareholders in payment of distributions declared	41,834,187	40,033,040
Cost of shares redeemed	(331,699,493)	(332,438,051)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	14,659,754	3,743,325
Change in net assets	(17,033,722)	30,245,680
Net Assets:
Beginning of period	1,090,044,479	1,059,798,799
End of period (including distributions in excess of net investment income of $(2,371,557) and $(2,983,926), respectively)	$1,073,010,757	$1,090,044,479

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2005

1. ORGANIZATION

Federated Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Strategic Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is to seek a high level of current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. Fixed income and listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Directors (the "Directors").

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may invest in portfolios of Federated Core Trust (Core Trust), which is managed by Federated Investment Management Company, the Fund's adviser. Core Trust is an open-end management investment company, registered under the Act, available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio, a series of Core Trust, is to seek high current income by investing primarily in a diversified portfolio of lower rated fixed income securities. The investment objective of Federated Mortgage Core Portfolio, a series of Core Trust, is to achieve total return on assets. Federated receives no advisory or administrative fees on behalf of Core Trust. Income distributions from Core Trust are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from Core Trust are declared and paid annually, and are recorded by the Fund as capital gains. The performance of the Fund is directly affected by the performance of the Core Trust. A copy of the Core Trust's financial statements is available on the EDGAR Database on the SEC's website www.sec.gov, at the Commission's public reference room in Washington, DC or upon request from the Fund by calling 1-800-341-7400.

The Fund may also invest in portfolios of Federated Core Trust II (Core Trust II), pursuant to a separate Exemptive Order issued by the SEC. Core Trust II is independently managed by Federated Investment Counseling. Core Trust II is a limited partnership established under the laws of the state of Delaware, on November 13, 2000, registered under the Act, and offered only to registered investment companies and other accredited investors. The investment objective of Emerging Markets Fixed Income Core Fund (EMCORE), a series of Core Trust II, is to achieve total return on assets. Federated receives no advisory or administrative fees on behalf of the Core Trust II. The Fund records daily its proportionate share of income, expenses, unrealized gains and losses from EMCORE. The performance of the Fund is directly affected by the performance of EMCORE. A copy of EMCORE's financial statements is available on the EDGAR Database on the SEC's website www.sec.gov, at the Commission's public reference room in Washington, DC or upon request from the Fund by calling 1-800-341-7400.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank, to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 2005, the Fund had outstanding foreign currency commitments as follows:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Contract at Value	Unrealized Appreciation/ Depreciation
Contract Purchased:
9/12/2005	8,105,633 Euro	$10,000,000	$9,563,785	$ 436,215
Contract Sold:
9/21/2005	8,105,633 Euro	$9,948,935	$9,563,785	$ (385,150)
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$ 51,065

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of November 30, 2005, the Fund had no securities on loan.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Directors. Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Directors, held at November 30, 2005 is as follows:

Security	Acquisition Date	Acquisition Cost
SMFC Trust Asset-Backed Certificates, Series 1997-A B1-4 1/28/2027	2/4/1998	$19,001

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2005		2004
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	22,451,249	$195,756,157	21,769,656	$187,444,388
Shares issued to shareholders in payment of distributions declared	2,145,715	18,633,168	1,861,972	16,027,679
Shares redeemed	(17,649,994)	(153,615,522)	(15,978,022)	(136,592,245)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	6,946,970	$60,773,803	7,653,606	$66,879,822

Year Ended November 30	2005		2004
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	6,434,171	$56,165,818	7,746,505	$66,858,778
Shares issued to shareholders in payment of distributions declared	2,113,803	18,353,258	2,312,088	19,887,862
Shares redeemed	(17,068,264)	(148,697,072)	(18,392,324)	(157,992,987)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(8,520,290)	$(74,177,996)	(8,333,731)	$(71,246,347)

Year Ended November 30	2005		2004
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	5,202,143	$45,400,284	4,511,385	$38,925,807
Shares issued to shareholders in payment of distributions declared	458,146	3,975,844	396,191	3,408,182
Shares redeemed	(2,979,061)	(25,913,967)	(4,076,785)	(34,907,040)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	2,681,228	$23,462,161	830,791	$7,426,949

Year Ended November 30	2005		2004
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	829,046	$7,202,801	339,988	$2,919,363
Shares issued to shareholders in payment of distributions declared	100,801	871,917	82,668	709,317
Shares redeemed	(399,947)	(3,472,932)	(343,474)	(2,945,779)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	529,900	$4,601,786	79,182	$682,901
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,637,808	$14,659,754	229,848	$3,743,325

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to foreign currency transactions, discount accretion/premium amortization on debt securities, defaulted interest and capital allocation from partnerships.

For the year ended November 30, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$928,843	$7,076,868	$(8,005,711)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2005 and 2004, was as follows:

	2005	2004
Ordinary income1	$64,378,089	$65,943,981

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,376,433
Net unrealized depreciation	$140,726,286
Capital loss carryforward	$(13,292,753)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to the deferral of losses on wash sales and open defaulted bond deferral.

At November 30, 2005, the cost of investments for federal tax purposes was $1,213,277,096. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $140,694,156. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $21,565,788 and net unrealized depreciation from investments for those securities having an excess of cost over value of $162,259,944.

At November 30, 2005, the Fund had a capital loss carryforward of $(13,292,753) which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$(7,530,734)
2010	$(5,329,211)
2012	$ (432,808)

The Fund used capital loss carryforwards of $30,180,717 to offset taxable capital gains realized during the year ended November 30, 2005.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2005, the Adviser voluntarily waived $750,913 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2005, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.50%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2005, FSC voluntarily waived $133,589 of its fee. Rather than paying financial intermediaries directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediaries. For the year ended November 30, 2005, FSC retained $244,409 of fees paid by the Fund.

Sales Charges

For the year ended November 30, 2005, FSC, the principal distributor, retained $344,881 in sales charges from the sale of Class A Shares. FSC also retained $4,053 of contingent deferred sales charges relating to redemptions of Class A Shares, $15,842 relating to redemptions of Class C Shares and $1,682 relating to redemptions of Class F Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended November 30, 2005, FSSC voluntarily waived $2,086 of its fee. For the year ended November 30, 2005, FSSC did not retain any fees paid by the Fund.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other mutual funds. Transactions with affiliated companies during the year ended November 30, 2005 are as follows:

Affiliates	Purchase Cost	Sales Proceeds	Dividend Income	Value
Emerging Markets Fixed Income Core Fund	$186,861,440	$ 60,917,000	$13,665,531	$234,000,071
Federated Mortgage Core Portfolio	171,664,557	17,000,000	6,821,382	225,192,928
High Yield Bond Portfolio	51,550,709	118,182,000	38,959,879	391,707,044
TOTAL OF AFFILIATED TRANSACTIONS	$410,076,706	$196,099,000	$59,446,792	$850,900,043

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2005, were as follows:

Purchases	$523,051,974
Sales	$519,069,847

7. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC, and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On May 20, 2005, the Fund's Directors, upon the recommendation of the Audit Committee, appointed Ernst & Young LLP (E&Y) as the Fund's independent registered public accounting firm. The Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) declined to stand for re-election. The previous reports issued by Deloitte & Touche LLP (D&T) on the Fund's financial statements for the fiscal years ended November 30, 2003 and November 30, 2004 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended November 30, 2003 and November 30, 2004: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed E&Y as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending November 30, 2005. During the Fund's fiscal years ended November 30, 2003 and November 30, 2004 and the interim period commencing December 1, 2004 and ending May 20, 2005, neither the Fund nor anyone on its behalf has consulted E&Y on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

10. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2005, 0.50% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2005, 0.49% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF FEDERATED FIXED INCOME SECURITIES, INC. AND SHAREHOLDERS OF FEDERATED STRATEGIC INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Strategic Income Fund (the "Fund") (one of the portfolios constituting Federated Fixed Income Securities, Inc.) as of November 30, 2005, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2004 and the financial highlights for each of the four years in the period then ended were audited by another Independent Registered Public Account Firm whose report, dated January 21, 2005, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Strategic Income Fund of Federated Fixed Income Securities Inc. at November 30, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
January 13, 2006

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Corporation comprised three portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: October 1991	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated) and Passport Research II, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: October 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: October 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: October 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing communications and technology).

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA CHAIRMAN AND DIRECTOR Began serving: February 1995	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: October 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: November 1991	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions: Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Anderson & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupation: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and is a Vice President of the Corporation. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998	Joseph M. Balestrino is Vice President of the Corporation. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Jeff A. Kozemchak Birth Date: January 15, 1960 VICE PRESIDENT Began serving: November 1998	Jeff A. Kozemchak has been the Fund's Portfolio Manager since October 2000. He is Vice President of the Corporation. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio Manager since 1996 and a Senior Vice President of the Fund's Adviser since 1999. He was a Portfolio Manager until 1996 and a Vice President of the Fund's Adviser from 1993 to 1998. Mr. Kozemchak is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon University in 1987.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract. For the periods ending December 31, 2004, the Fund's performance for both the one and three year periods were above the median of the relevant peer group. During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund nevertheless remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Strategic Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31417P502
Cusip 31417P601
Cusip 31417P700
Cusip 31417P809

G00324-02 (1/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Item 2.     Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is "independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy,
Jr., Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.     Principal Accountant Fees and Services

            (a) Audit Fees billed to the registrant for the two most recent fiscal years:

                        Fiscal year ended 2005 - $59,685

                        Fiscal year ended 2004 - $61,590

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                         Fiscal year ended 2004 - $4,646

                  Transfer Agent Service Auditors Report.

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $1,509 and $86,706
      respectively. Fiscal year ended 2005 - Sarbanes Oxley sec. 302 procedures.
      Fiscal year ended 2004-

      Attestation services relating to the review of fund share transactions and
      Transfer Agent Service Auditors Report.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $65,000
      respectively. Analysis regarding the realignment of advisory companies.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $9,412 and $135,334
      respectively. Fiscal year ended 2005- Executive compensation analysis.
      Fiscal year ended 2004- Discussions with auditors related to market timing and late trading activities, executive compensation analysis and consultation regarding information request by regulatory agencies.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman. The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)   The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues
                  paid by the registrant, the registrant's adviser (not
                  including any sub-adviser whose role is primarily
                  portfolio management and is subcontracted with or
                  overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with
                  the investment adviser that provides ongoing services to
                  the registrant to its accountant during the fiscal year
                  in which the services are provided;
(2)   Such services were not recognized by the registrant, the registrant's adviser (not including any sub-adviser whose role is
                  primarily portfolio management and is subcontracted with
                  or overseen by another investment adviser), and any
                  entity controlling, controlled by, or under common
                  control with the investment adviser that provides ongoing
                  services to the registrant  at the time of the engagement
                  to be non-audit services; and
(3)               Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2005 - $71,493

            Fiscal year ended 2004 - $391,775

(h) The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.     Audit Committee of Listed Registrants

            Not Applicable

Item 6.     Schedule of Investments

            Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for
            Closed-End Management Investment Companies

            Not Applicable

Item 8.     Portfolio Managers of Closed-End Management Investment
            Companies

            Not Applicable

Item 9.     Purchases of Equity Securities by Closed-End Management
            Investment Company and Affiliated Purchasers

            Not Applicable

Item 10.    Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 11.    Controls and Procedures

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated Fixed Income Securities, Inc.

By          /S/ Richard A. Novak
            Name:  Richard A. Novak
            Title:  Principal Financial Officer
            (insert name and title)
Date        January 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By          /S/ J. Christopher Donahue
            Name:  J. Christopher Donahue
            Title:  Principal Executive Officer
Date        January 24, 2006

By          /S/ Richard A. Novak
            Name:  Richard A. Novak
            Title:  Principal Financial Officer
Date        January 24, 2006